UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest reported)        May 5, 2004
                                               -------------------------

                            Advanced Biotherapy, Inc.
                            -------------------------
             (Exact name of registrant as specified in its chapter)

        Delaware                      0-26323                    51-0402415
-----------------------------      --------------            -------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
----------------------------------------                           -------
Woodland Hills, California                                       (Zip Code)
--------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716
                                                    ----------------

Item 5. OTHER EVENTS.

     The Registrant reported that Advanced Biotherapy, Inc. and Innogenetics NV have announced the signing of a cross-licensing agreement combining Innogenetics' patented humanized antibody to interferon-gamma (known as INNO
202) and Advanced Biotherapy's intellectual property in the field of various immune diseases involving interferon-gamma, as more specifically described in the joint press release filed as Exhibit 99.1.

EXHIBIT

Designation                                         Description of Exhibit
99.1                                                Press Release dated 05/05/04





                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED BIOTHERAPY, INC.
                                              (Registrant)


Date:    May 5, 2004                    By:  /s/ Edmond Buccellato
                                            ------------------------------------
                                            Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS

Exhibit                                             Description
-------                                             -----------

99.1                                                Press Release dated 05/05/04